UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective July 1, 2015, the Board of Directors of Standex International Corporation (the “Company”) amended Article II, Section 7 of the Company’s Amended and Restated By-Laws (the “By-Law Amendment”).  The By-Law Amendment provides for a majority voting standard in the election of directors.  Under the By-Law Amendment, in any “uncontested election” of directors (i.e., an election where the number of nominees does not exceed the number of directors to be elected), each nominee to the Board will be elected by the vote of a “majority of the votes cast,” meaning that the number of vote cast “for” a director’s election must exceed 50% of the total votes cast with respect to that director’s election.  The Company’s Amended and Restated By-Laws, reflecting the By-Law Amendment, is attached as Exhibit 3.1.

 SECTION  9 -  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits – The following exhibit is provided as part of the information furnished under Item 5.03 of this Current Report on Form 8-K.

Exhibit No.

Description

3.1

Standex International Corporation Amended and Restated By-Laws, effective July 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/s/  Thomas DeByle

Thomas DeByle Chief Financial Officer

Date: July 6, 2015

Signing on behalf of the registrant and as principal financial officer